UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 19, 2025

AtlasClear Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41956 (Commission File Number)	92-2303797 (I.R.S. Employer Identification No.)

2203 Lois Ave., Ste. 814 Tampa, FL (Address of principal executive offices)	33607 (Zip Code)

(727) 446-6660
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATCH	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Definitive Material Agreement.

On September 19 and September 23, 2025, AtlasClear Holdings, Inc. (the “Company”) entered into separate securities purchase agreements (each, a “Securities Purchase Agreement”) with certain institutional investors (each, an “Investor”) under which the Company agreed to issue and sell, in a private placement, additional convertible promissory notes (each, a “Note” and collectively, the “Notes”), as part of the same financing disclosed in the Company’s Current Report on Form 8-K filed on September 17, 2025 (the “Prior 8-K”), for an additional aggregate principal amount of $2,400,000, for a gross additional purchase price of $2,000,000, reflecting a 20% original issue discount, before fees and other expenses. The closing of the issuance and sale of the additional Notes occurred on September 23, 2025. The Securities Purchase Agreements and the additional Notes entered into thereunder are in the same respective forms, and contain the same terms, as the forms of securities purchase agreement and convertible promissory notes described in Item 1.01 of the Prior 8-K, which disclosure is incorporated by reference herein.

As disclosed in the Prior 8-K, the Company has engaged Dawson James Securities, Inc. as the placement agent (the “Placement Agent”) with respect to the offering of the Notes. The Placement Agent is not purchasing or selling any securities offered by the Company, nor is it required to arrange for the purchase or sale of any specific number or dollar amount of securities. The Company agreed to pay the Placement Agent’s fees totaling 5% of the aggregate gross proceeds from the sale of the Notes, and to reimburse the Placement Agent’s expenses (subject to a cap).

$1,000,000 of the aggregate principal amount of the additional Notes sold pursuant to the Securities Purchase Agreements were purchased by Sandip Patel, a member of the Company’s board of directors (the “Board”) (and, as of September 24, 2025, an executive officer of the Company), and $450,000 of the aggregate principal amount of the additional Notes sold pursuant to the Securities Purchase Agreements were purchased by Sixth Borough Capital Fund, LP, an entity controlled by Robert D. Keyser, Jr., who is a member of the Company’s board of directors and the Chief Executive Officer of the Placement Agent.

The Notes and the securities issuable upon conversion of the Notes (collectively, the “Securities”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D, and in reliance on similar exemptions under applicable state laws. No form of general solicitation or general advertising was conducted in connection with the issuance. The Securities will contain restrictive legends preventing the sale, transfer, or other disposition of such securities, unless registered under the Securities Act, or pursuant to an exemption therefrom.

The descriptions of the terms and conditions of the Securities Purchase Agreement and the Notes do not purport to be complete and are qualified in their entireties by the full text of the form of Securities Purchase Agreement and the form of Convertible Promissory Note, which are filed as exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Securities Purchase Agreements and the issuance of the Securities is incorporated herein by reference. The Securities sold pursuant to the Securities Purchase Agreements have been offered and sold pursuant to exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder, for the sale of securities not involving a public offering.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On September 19, 2025, the Company entered into employment agreements and amendments to employment agreements with each of John Schaible, the Company’s Executive Chairman, and Craig Ridenhour, the Company’s President, and on September 24, 2025, the Company entered into second amendments to such agreements with each such officer.

The employment agreements with Mr. Schaible and Mr. Ridenhour, as amended by such amendments (as so amended, the “Schaible Employment Agreement” and the “Ridenhour Employment Agreement,” respectively) provide for the employment of Mr. Schaible and Mr, Ridenhour as Executive Chairman and President, respectively, reporting to the Board, for an initial term of three years, subject to automatic successive one-year renewals unless either party provides written notice of non-renewal at least 60 days’ prior to the end of the then-current term. Each executive is entitled to receive an initial annual base salary of $400,000, subject to review at least annually and increase to $450,000 and $500,000 in the second and third years of the term, respectively. In addition, each executive is entitled to receive (i) a one-time cash signing bonus of $300,000, of which one-third is payable immediately and the balance is payable upon the earlier of (a) a minimum qualified cumulative financing of $5 million or (b) one-third at the end of the fourth quarter of 2025 and one-third at the end of the first quarter of 2026; and (ii) one-time stock grants of 700,000 shares and 286,842 shares on signing and July 1, 2026, respectively, in each case to vest on June 30 of the year following the grant. Each executive is also entitled to receive an annual bonus, provided that the Company is profitable and determined at the discretion of the Board, annual equity awards under the Company’s equity incentive plan, and up to five stock awards, each in an amount equal to 1% of the total number of the Company’s outstanding shares, vesting over three years, in the event the Company’s stock trading price reaches the following 10-day volume weighted average prices: $0.75, $1.00, $1.24, $1.49 and $1.74.

Under each of the Schaible Employment Agreement and the Ridenhour Employment Agreement, if the applicable executive’s employment is terminated by the executive for Good Reason or by the Company without Cause (as such terms are defined in the employment agreements), other than due to the executive’s death or disability or the Company’s failure to renew the term, the applicable executive would be entitled to receive, in addition to accrued salary and benefits, and subject signing a release (i) a lump sum payment equal to three times the executive’s base salary and target bonus for the year of termination, minus $300,000, (ii) a lump sum payment equal to a pro-rata portion of the annual bonus that the executive would have earned for the year of termination based on the target bonus for such year, based on the portion of the year that the executive was employed by the Company, (iii) reimbursement for monthly “COBRA” premiums for a period not to exceed two years and (iv) treatment of any outstanding equity awards determined in accordance with the terms of the equity incentive plan and applicable award agreements. If any such termination were to occur within 12 months of a Change in Control (as defined in the employment agreements), the executive would instead be entitled to receive, subject to certain conditions (i) a lump sum payment equal to three times the executive’s base salary and target bonus for the year of termination (or, if greater, the immediately preceding year), (ii) a lump sum payment equal to the executive’s target bonus for the year of termination (or, if greater, the year in which the Change in Control occurs), (iii) reimbursement for monthly “COBRA” premiums for a period not to exceed two years and (iv) treatment of any outstanding equity awards determined in accordance with the terms of the equity incentive plan and applicable award agreements.

On September 24, 2025, the Company entered into an employment agreement with Sandip Patel (the “Patel Employment Agreement”), a member of the Board, pursuant to which Mr. Patel will be employed as the Company’s General Counsel and Chief Financial Officer, reporting to the Board, for an initial term of three years, subject to automatic successive one-year renewals unless either party provides written notice of non-renewal at least 60 days’ prior to the end of the then-current term. Mr. Patel is entitled to receive an initial annual base salary of $350,000, subject to review at least annually and increase to $400,000 and $450,000 in the second and third years of the term, respectively. In addition, Mr. Patel is entitled to receive a one-time cash signing bonus of $250,000, of which one-third is payable immediately and the balance is payable upon the earlier of (a) a minimum qualified cumulative financing of $5 million or (b) one-third at the end of the fourth quarter of 2025 and one-third at the end of the first quarter of 2026. Mr. Patel is also entitled to receive an annual bonus, provided that the Company is profitable and determined at the discretion of the Board, annual equity awards under the Company’s equity incentive plan, and up to five stock awards, each in an amount equal to 0.5% of the total number of the Company’s outstanding shares, vesting over three years, in the event the Company’s stock trading price reaches the following 10-day volume weighted average prices: $0.75, $1.00, $1.24, $1.49 and $1.74.

Under the Patel Employment Agreement, if Mr. Patel’s employment is terminated by Mr. Patel for Good Reason or by the Company without Cause (as such terms are defined in the Patel Employment Agreement), other than due to the executive’s death or disability or the Company’s failure to renew the term, Mr. Patel would be entitled to receive, in addition to accrued salary and benefits, and subject signing a release (i) a lump sum payment equal to two times his base salary and target bonus for the year of termination, minus $300,000, (ii) a lump sum payment equal to a pro-rata portion of the annual bonus that the executive would have earned for the year of termination based on the target bonus for such year, based on the portion of the year that the executive was employed by the Company, (iii) reimbursement for monthly “COBRA” premiums for a period not to exceed two years and (iv) treatment of any outstanding equity awards determined in accordance with the terms of the equity incentive plan and applicable award agreements. If any such termination were to occur within 12 months of a Change in Control (as defined in the Patel Employment Agreement), Mr. Patel would instead be entitled to receive, subject to certain conditions (i) a lump sum payment equal to two times the executive’s base salary and target bonus for the year of termination (or, if greater, the immediately preceding year), (ii) a lump sum payment equal to the executive’s target bonus for the year of termination (or, if greater, the year in which the Change in Control occurs), (iii) reimbursement for monthly “COBRA” premiums for a period not to exceed two years and (iv) treatment of any outstanding equity awards determined in accordance with the terms of the equity incentive plan and applicable award agreements.

Each of the Schaible Employment Agreement, the Ridenhour Employment Agreement and the Patel Employment Agreement contains covenants restricting the use of the Company’s confidential information, as well as regarding non-competition and the non-solicitation of employee and customer covenants during the term of employment and one year thereafter.

On September 24, 2025, the Board appointed Steven Carlson as a member of the Board, effective as of such date, to fill an existing vacancy. Mr. Carlson was also appointed to the audit and nominating and corporate governance committees of the Board. Mr. Carlson will be entitled to receive the same compensation payable to the Company’s non-employee directors generally. There are no arrangements or understandings between Mr. Carlson and any other person pursuant to which he was selected as a director, and there are no transactions related to the Company in which Mr. Carlson has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Also on September 24, 2025, Mr. Patel resigned from each of the audit, compensation and nominating/corporate governance committees of the Board, effective as of such date.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description of Exhibit

10.1	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on September 17, 2025).
10.2	Form of Convertible Promissory Note (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on September 17, 2025).
10.3	Employment Agreement with John Schaible, dated September 19, 2025.
10.4	Amendment to Employment Agreement with John Schaible, dated September 19, 2025.
10.5	Amendment No. 2 to Employment Agreement with John Schaible, dated September 24, 2025.
10.6	Employment Agreement with Craig Ridenhour, dated September 19, 2025.
10.7	Amendment to Employment Agreement with Craig Ridenhour, dated September 19, 2025.
10.8	Amendment No. 2 to Employment Agreement with Craig Ridenhour, dated September 24, 2025.
10.9	Employment Agreement with Sandip Patel, dated September 24, 2025.
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLASCLEAR HOLDINGS, INC.

Date: September 25, 2025	/s/ John Schaible
	Name:	John Schaible
	Title:	Executive Chairman